UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

September 16, 2019

PATTERSON COMPANIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	0-20572	41-0886515
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1031 Mendota Heights Road

St. Paul, Minnesota 55120

(Address of Principal Executive Offices, including Zip Code)

(651) 686-1600

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	PDCO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    The Board of Directors of Patterson Companies, Inc. (the “Company”) previously approved, subject to shareholder approval, an amendment to our Amended and Restated Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder from 6,750,000 to 9,000,000, subject to adjustment as provided therein. On September 16, 2019, our shareholders approved such amendment. The terms and conditions of such plan are set forth under the caption “Proposal No. 2 Amendment to Amended and Restated Employee Stock Purchase Plan” in our Definitive Schedule 14A (Proxy Statement) filed with the Securities and Exchange Commission on August 2, 2019, which description is incorporated by reference herein. This description of the plan is qualified in its entirety by reference to the plan, which is filed as Exhibit 10 to this report and is incorporated by reference herein.

Item 5.07     Submission of Matters to a Vote of Security Holders.

(a)    The Company held its annual meeting of shareholders (the “Annual Meeting”) on September 16, 2019. There were 95,467,692 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, the holders of 89,897,061 shares of common stock were represented in person or by proxy; therefore, a quorum was present.

(b)    The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter, where applicable, are set forth below.

Proposal No. 1: Election of Directors

John D. Buck, Alex N. Blanco, Jody H. Feragen, Robert C. Frenzel, Francis J. Malecha, Ellen A. Rudnick, Neil A. Schrimsher and Mark S. Walchirk were elected directors of the Company to have terms expiring in 2020, and until their successors shall be elected and duly qualified. The results of the vote were as follows:

	For		Against		Abstain
	Votes	Percentage of Shares Voted	Votes	Percentage of Shares Voted	Votes	Percentage of Shares Voted	Broker Non-Votes
John D. Buck	78,057,789	95.17%	3,821,089	4.65%	134,639	0.16%	7,883,544
Alex N. Blanco	79,528,534	96.97%	2,345,052	2.85%	139,931	0.17%	7,883,544
Jody H. Feragen	79,232,465	96.60%	2,640,402	3.21%	140,650	0.17%	7,883,544
Robert C. Frenzel	79,688,042	97.16%	2,187,976	2.66%	137,499	0.16%	7,883,544
Francis J. Malecha	79,411,203	96.82%	2,461,413	3.00%	140,901	0.17%	7,883,544
Ellen A. Rudnick	77,527,045	94.52%	4,352,670	5.30%	133,802	0.16%	7,883,544
Neil A. Schrimsher	79,217,839	96.59%	2,661,719	3.24%	133,959	0.16%	7,883,544
Mark S. Walchirk	79,668,208	97.14%	2,218,992	2.70%	126,317	0.15%	7,883,544

Proposal No. 2: Vote on Amendment to Amended and Restated Employee Stock Purchase Plan

The proposal to amend the Company’s Amended and Restated Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder from 6,750,000 to 9,000,000 was approved. The results of the vote were as follows:

For		Against		Abstain
Votes	Percentage of Shares Voted	Votes	Percentage of Shares Voted	Votes	Percentage of Shares Voted	Broker Non-Votes
80,475,576	98.12%	1,319,466	1.60%	218,475	0.26%	7,883,544

Proposal No. 3: Advisory Vote on Executive Compensation

The advisory proposal concerning the Company’s executive compensation program was approved. The results of the non-binding vote were as follows:

For		Against		Abstain
Votes	Percentage of Shares Voted	Votes	Percentage of Shares Voted	Votes	Percentage of Shares Voted	Broker Non-Votes
72,046,427	87.84%	9,721,550	11.85%	245,540	0.29%	7,883,544

Proposal No. 4: Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Ernst and Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 25, 2020 was approved. The results of the vote were as follows:

For		Against		Abstain
Votes	Percentage of Shares Voted	Votes	Percentage of Shares Voted	Votes	Percentage of Shares Voted
87,168,463	96.96%	2,590,559	2.88%	138,039	0.15%

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

10

Patterson Companies, Inc. Amended and Restated Employee Stock Purchase Plan (incorporated by reference to Annex A to our Definitive Schedule 14A (Proxy Statement), filed August 2, 2019 (File No. 000-20572)).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATTERSON COMPANIES, INC.

Date: September 18, 2019	By:	/s/ Les B. Korsh
Les B. Korsh
Vice President, General Counsel and Secretary